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                             LIFE INVESTMENT TRUST
                               COMSTOCK PORTFOLIO
                       SUPPLEMENT DATED JANUARY 10, 2000
                     TO THE PROSPECTUS DATED APRIL 30, 1999
                  AS PREVIOUSLY SUPPLEMENTED DECEMBER 30, 1999
     The section of the Prospectus entitled "INVESTMENT ADVISORY
SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT."

     The Fund is managed by a group of portfolio managers headed by B. Robert Baker, Jr., Senior Portfolio Manager. Mr. Baker has primarily responsible for managing the Fund's investment portfolio since July 1994. Mr. Baker has been a Senior Vice President since March 1999 and a Vice President and a Portfolio Manager of the Adviser and Advisory Corp. since June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of the Adviser. Mr. Baker has been employed by the Advisor since 1991.

     Portfolio Managers Jason S. Leder and Kevin C. Holt have been responsible as co-managers for the day-to-day management of the Fund's investment portfolio since December 1995 and August 1999, respectively.

     Mr. Leder has been a Vice President since March 1999 and an Assistant Vice President of the Adviser and Advisory Corp. since October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of the Adviser. Prior to February 1995, Mr. Leder was a Securities Analyst for two years with Salomon Brothers, Inc.

     Mr. Holt has been a Vice President of the Adviser since August 1999. Prior to joining Van Kampen, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. From July 1995 to October 1997, he was a Portfolio Manager/Analyst with Citibank Global Asset Management.